Exhibit 10.4

SPECIFIED CANADIAN RECEIVABLES SALE AGREEMENT

THIS SPECIFIED CANADIAN RECEIVABLES SALE AGREEMENT (this “Agreement”), dated as of May 25, 2008 (the “Effective Date”), is by and between DEJ 98 FINANCE, LLC, a Delaware limited liability company (“SPE”), and WOLVERINE TUBE, INC., a Delaware corporation (“Wolverine”).

PRELIMINARY STATEMENT

SPE wishes to sell, transfer and assign to Wolverine the trade accounts receivable listed on Exhibit A hereto which were acquired by SPE from Wolverine Tube (Canada) Inc. (the “Specified Receivables”), and Wolverine wishes to purchase the Specified Receivables from SPE on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Sale and Assignment.

(a) Subject to the terms and conditions of this Agreement and effective as of the Effective Date, SPE does hereby sell, assign, transfer and convey, without recourse, representation or warranty (except as specifically set forth in Section 4 hereof), and Wolverine does hereby purchase and accept the assignment and transfer from SPE, of all of SPE’s right, title and interest in and to the Specified Receivables and all proceeds thereof. In consideration for such transfer and assignment, Wolverine shall pay to SPE on the Effective Date, CDN$2,500,000.00 (collectively, the “Purchase Price”).

(b) Wolverine hereby agrees that it shall have no recourse against SPE with respect to the Specified Receivables or any portion thereof (except for recourse against SPE for a breach of representation and warranty by SPE pursuant to Section 4 hereof).

(c) At or before 5:00 p.m. (Toronto time) on the Effective Date, Wolverine shall pay to SPE the Purchase Price in immediately available funds.

2. Effectiveness of this Agreement. This Agreement shall be effective as of the Effective Date upon the satisfaction of all of the following conditions precedent:

(a) One or more counterparts of this Agreement shall have been executed and delivered by Wolverine and SPE;

(b) Each of the representations and warranties of SPE in Section 4 hereof shall be true and correct; and

(c) SPE shall have received payment of the Purchase Price from Wolverine in accordance with Section 1 above.

3. Further Assurances, Etc. At Wolverine’s expense, SPE hereby agrees to duly authorize and deliver such Uniform Commercial Code financing statements, applicable Canadian provincial security registration statements and such other documents and to do such further acts and things, as Wolverine may reasonably request from time to time in order to more fully effectuate the transactions contemplated by this Agreement.

4. Representations and Warranties.

(a) SPE represents and warrants that it has the full limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder and that this Agreement has been duly and validly executed and delivered by it (and assuming the due and valid execution and delivery hereof by Wolverine) constitutes a legal, valid and binding obligation of SPE enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity.

(b) SPE hereby represents and warrants that it is transferring its right, title and interest in and to the Specified Receivables and the proceeds thereof free and clear of any lien, security interest or other adverse claim created or granted by it. Except as set forth in the immediately preceding sentence, SPE makes no representation or warranty or assumes any responsibility with respect to the Specified Receivables.

5. Parties’ Intent. It is the express intent and understanding of the parties hereto that this Agreement shall vest in Wolverine all right, title and interest of SPE in and to the Specified Receivables and the proceeds thereof and that this Agreement shall constitute a valid sale of the Specified Receivables and the proceeds thereof by SPE to Wolverine, enforceable against all of SPE’s creditors and purchasers, free and clear of all liens, security interests or other adverse claims created by SPE; provided, however, that the foregoing language in this Section 5 shall in no way be deemed to be a representation or warranty as to such by SPE, it being understood that the only representations and warranties of SPE are contained in Section 4 hereof.

6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

7. Miscellaneous. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Specified Canadian Receivables Sale Agreement to be executed by their respective duly authorized representatives.

DEJ 98 FINANCE, LLC

By:	/s/ David A. Owen
Name:	David A. Owen
Title:	Member, Board of Managers

WOLVERINE TUBE, INC.

By:	/s/ David A. Owen
Name:	David A. Owen
Title:	Chief Financial Officer

EXHIBIT A

SPECIFIED RECEIVABLES

			INVOICE AMOUNT
CUSTOMER	CCN	INVOICE #	CDN $	US $
Alliance International	2502	CD 674973	$272.34
St. Jacobs, ON		CL 689125	23,039.48
		CL 690067	343.93
		CL 690082	174,737.93
		CL 690408	63,390.60

TOTAL			$261,784.28

Cello Products Inc.	1069	LO 690505	54,029.80
Cambridge, ON		LO 690506	16,070.15
		LO 690507	54,763.59

TOTAL			$124,863.54

Elkhart Products Corp	5054	CL 907090		$1,264.88
Elkhart, IN		CL 907091		948.32
		CL 907092		2,212.51
		CL 907093		1,813.85
		CL 907094		221.02
		CL 907095		2,209.10
		CL 907096		3,478.04
		EC 907089		1,096.32
		EC 907097		3,908.82
		EC 907109		2,788.16
		EC 688194		99,919.79
		EC 688371		33,403.34
		EC 688374		49,578.31
		EC 688375		19,389.19
		EC 688377		17,968.83
		EC 688638		46,045.19
		EC 688755		100,285.91
		EC 689114		27,037.59
		EC 689313		101,282.51
		EC 689474		15,594.31
		EC 689477		2,945.09
		EC 689479		8,713.25
		EC 689833		8,453.47
		EC 689829		22,710.22
		EC 689831		39,727.71
		EC 689832		18,762.12

			INVOICE AMOUNT
CUSTOMER	CCN	INVOICE #	CDN $	US $
Elkhart (cont’d)	5054	EC 689871		12,499.23
		EC 689872		14,481.13
		EC 689873		4,952.65
		EC 689874		8,429.22
		EC 689876		4,895.95
		EC 689877		4,826.35
		EC 689941		14,889.23
		EC 689983		1,224.56
		EC 689984		9,510.78
		EC 690028		4,840.37
		EC 690029		5,363.71
		LO 690036		12,759.46
		EC 690130		12,125.87
		EC 690131		5,718.80
		EC 690132		10,763.04
		EC 690133		3,306.65
		EC 690174		5,338.52
		EC 690175		3,278.83
		EC 690176		4,250.50
		EC 690240		13,502.60
		EC 690241		20,440.75
		EC 690243		8,954.65
		EC 690244		1,397.64
		EC 690246		7,141.13
		EC 690148		5,183.73
		EC 690239		15,994.42
		EC 690242		10,751.25
		EC 690245		21,770.28
		EC 690247		10,131.48
		EC 690249		7,237.60
		EC 690250		11,437.31
		EC 690251		13,832.23
		EC 690292		4,596.61
		EC 690293		9,799.22
		EC 690294		15,478.65
		EC 690297		8,440.07
		EC 690355		2,677.81
		EC 690356		5,006.21
		EC 690357		3,836.66
		EC 690360		2,662.46
		EC 690361		4,800.22
		EC 690362		2,232.54
		EC 690416		4,004.54
		EC 690498		26,830.88
		EC 690499		8,755.82
		EC 690500		2,470.89
		EC 690501		3,721.95

			INVOICE AMOUNT
CUSTOMER	CCN	INVOICE #	CDN $	US $
Elkhart (cont’d)	5054	EC 690502		8,041.52
		EC 690503		7,107.07
		EC 690504		6,701.33
		EC 690532		10,390.38
		LO 690544		12,303.20
		EC 690558		7,310.05
		EC 690593		7,026.57
		EC 690594		7,137.12
		EC 690595		9,134.11
		EC 690596		35,635.62
		EC 690597		13,383.12
		EC 690598		3,686.12
		EC 690599		18,378.78
		EC 690609		1,967.61
		EC 690610		4,934.94
		EC 690634		4,058.42
		EC 690678		3,398.55
		EC 690693		14,028.06
		EC 690733		4,671.38
		EC 690734		5,919.98
		EC 690765		10,261.62
		EC 690766		6,374.27
		EC 690796		13,616.81
		LO 690893		12,743.98
		EC 690947		49,834.78
		EC 690948		19,043.76
		EC 690949		36,641.78
		EC 690950		5,087.14

TOTAL				$1,367,120.37

			INVOICE AMOUNT
CUSTOMER	CCN	INVOICE #	CDN $	US $
Wolseley Canada, Inc.		CL 689506	$17,600.46
Laval, QC		Cl 689778	43,433.27
		CL 689780	133,755.12
		CL 689878	6,929.46
		CL 689880	5,952.21
		CL 689918	16,080.03
		CL 689949	692.96
		CL 689950	5,134.64
		CL 689951	4,947.81
		CL 689957	8,526.21
		CL 689958	25,623.44
		CL 689959	8,298.77
		CL 689963	10,083.49
		CL 689965	5,289.10
		CL 689966	12,955.59
		CL 690015	41,360.30
		CL 690018	59,484.11
		CL 690021	40,996.47
		CL 690633	420.57
		CL 690643	5,395.09
		CL 690646	4,701.42
		CL 690647	14,064.24
		CL 690664	69,104.75
		CL 690699	2,018.74
		CL 690704	1,202.22
		CL 690705	3,639.27
		CL 690721	13,160.26
		CL 690725	11,875.17
		CL 690727	12,366.83
		CL 690822	1,345.84
		CL 690834	3,051.81
		CL 690958	18,447.34
		CL 690986	8,116.20
		CL 691002	24,183.15
		CL 691006	12,227.72
		CL 690671	38,615.88
		CL 690980	12,830.45
		CL 690981	2,371.72
		CL 69068	1,088.90
		CL 690076	9,901.54

TOTAL			$717,272.55

			INVOICE AMOUNT
CUSTOMER	CCN	INVOICE #	CDN $	US $
W.C. Wood Co. Ltd.		LO 690813		$65,942.23
Guelph, ON		LO 690814		27,360.22

TOTAL				$93,302.45